UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

On July 16, 2015, Cloud Peak Energy Inc. (“Cloud Peak Energy”) issued a press release announcing its second quarter 2015 shipments, updating annual Adjusted EBITDA guidance, and announcing the schedule for publishing second quarter 2015 earnings results. The release also disclosed a non-cash goodwill impairment, as described in more detail below in Item 2.06 of this Report.  The full text of the press release is furnished with this Report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02 (including Exhibit 99.1) of this Report is furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other Cloud Peak Energy filings.

Item 2.06              Material Impairments

On July 16, 2015, in connection with the preparation and review of Cloud Peak Energy’s financial statements for the second quarter of 2015, management of the company determined Cloud Peak Energy will incur a non-cash goodwill impairment charge of approximately $33.4 million for the company’s 8400 Btu Cordero Rojo Mine, representing a full write down of the Cordero Rojo Mine’s goodwill as of June 30, 2015 due to the weak market outlook for 8400 Btu coal.  This non-cash goodwill impairment charge is reflected in the second quarter 2015 Adjusted EBITDA reconciliation included in Exhibit 99.1 of this Report and will also be included as part of Cloud Peak Energy’s Form 10-Q for the second quarter 2015.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished herewith.

99.1                Press release, dated July 16, 2015, issued by Cloud Peak Energy Inc. announcing its second quarter 2015 shipments, updating annual Adjusted EBITDA guidance, announcing the schedule for publishing second quarter 2015 earnings results and disclosing a non-cash goodwill impairment charge.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: July 17, 2015	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release, dated July 16, 2015, issued by Cloud Peak Energy Inc. announcing its second quarter 2015 shipments, updating annual Adjusted EBITDA guidance, announcing the schedule for publishing second quarter 2015 earnings results, and disclosing a non-cash goodwill impairment charge.